UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2024

Neuphoria Therapeutics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41157	99-3845449
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Summit Dr, Burlington, Massachusetts	01803
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: +1 781 439 5551

(Former Name or Former Address, if Changed Since Last Report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.00001 par value per share	NEUP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Completion of Redomiciliation

On December 23, 2024 US time (“Effective Date”), the redomiciliation (“Redomiciliation”) of Bionomics Limited, an Australian corporation (“Bionomics”), was implemented under Australian law in accordance with a Scheme Implementation Agreement (as amended) between Bionomics and Neuphoria Therapeutics Inc., a Delaware corporation (“Neuphoria”). The Redomiciliation was effected pursuant to a statutory Scheme of Arrangement under Australian law (the “Scheme”). As a result of the Redomiciliation, Bionomics became a wholly-owned subsidiary of Neuphoria, which is the new ultimate parent company. The terms “we,” “our,” “us” refer to Bionomics prior to the Effective Date and Neuphoria after the Effective Date.

In connection with the Scheme:

●	holders of ordinary shares of Bionomics received one share of common stock in Neuphoria for every 2,160 ordinary shares of Bionomics held on the Scheme record date; and

●	holders of American Depositary Shares (“ADSs”), with each ADS representing 180 ordinary shares of Bionomics, received one share of common stock of Neuphoria for every 12 ADSs held on the Scheme record date.

The shares of common stock issued by Neuphoria upon implementation of the Scheme were exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 3(a)(10) thereof.

In addition, Neuphoria will issue certain options to acquire shares of common stock in Neuphoria (“Neuphoria Options”) to holders of options to acquire shares in Bionomics (“Bionomics Options”) in exchange for their Bionomics Options. The issuance of Neuphoria Options will be under a registration statement on Form S-8.

Neuphoria will issue a warrant to purchase 1,054,381 shares of common stock in Neuphoria (“Neuphoria Warrant”) to an institutional investor that holds a warrant to purchase 12,652,572 American Depositary Shares (“ADSs”) of Bionomics (“Bionomics Warrant”), in exchange for the Bionomics Warrant. The issuance of the Neuphoria Warrant is exempt from registration under the Securities Act, pursuant to Section 4(a)(2) thereof.

Prior to the Redomiciliation, Bionomics’ ordinary shares were registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and ADSs representing its ordinary shares were listed on the Nasdaq Global Market (“Nasdaq”). Bionomics’ ADSs were suspended from trading on Nasdaq prior to the start of trading on the Effective Date and, following the Effective Date, will no longer trade on Nasdaq.

Pursuant to Rule 12g-3(a) under the Exchange Act, as of the Effective Date:

●	Neuphoria is the successor issuer to Bionomics;

●	Neuphoria’s shares of common stock are deemed to be registered under Section 12(b) of the Exchange Act; and

●	Neuphoria is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. Neuphoria hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Neuphoria’s shares of common stock are expected to commence trading on Nasdaq at the start of trading on December 24, 2024, or as soon as possible thereafter, under the symbol “NEUP”. The CUSIP for Neuphoria’s shares of common stock is 64136E102.

Bionomics has filed a Form 15 with the Securities and Exchange Commission (“SEC”) to terminate the registration under the Exchange Act of Bionomics’ ordinary shares and to suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 1.01.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.01.

Item 3.02 Unregistered Sales of Equity Securities.

The information included under the Explanatory Note of this Current Report on Form 8-K is incorporated by reference to this Item 3.02.

Item 3.03 Material Modification to Rights of Security Holders.

The information included under the Explanatory Note, Item 5.03 and Item 8.01 of this Current Report on Form 8-K is incorporated by reference to this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information included under the Explanatory Note and Item 8.01 of this Current Report on Form 8-K is incorporated by reference to this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors and Executive Officers

Below is a list of the names, ages, positions and a brief summary of business experience of the individuals who serve as Neuphoria’s directors and executive officers as of December 23, 2024.

Name	Age	Position
Spyros Papapetropoulos	52	President, Chief Executive Officer and Director
Tim Cunningham	62	Chief Financial Officer
Alan Fisher	71	Chair of the Board of Directors
Miles Davies	43	Director
Jane Ryan, Ph.D.	65	Director
David Wilson	61	Director

Biographical information with respect to the directors and officers above can be found under Item 10 of the Annual Report on Form 10-K filed by Bionomics with the SEC on September 30, 2024, which information is incorporated by reference to this Item 5.02.

Classified Board of Directors

Neuphoria’s Certificate of Incorporation provides that the Board is divided into three classes with staggered three-year terms. Only one class of directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.

The classes of the Board are designated as follows:

●	David Wilson and Miles Davies are Class I directors, and their initial terms will expire at the annual meeting of stockholders to be held in 2025;

●	Alan Fisher is a Class II director, and his initial term will expire at the annual meeting of stockholders to be held in 2026; and

●	Spyridon Papapetropoulos and Jane Ryan are Class III directors, and their terms will expire at the annual meeting of stockholders to be held in 2027.

Board Committees

The Board currently has, and appoints the members of, a standing Audit Committee and Compensation Committee. Each of those committees has a written charter approved by the Board. The current charter for each standing Board committee will be posted under the section “Corporate Governance” of Neuphoria’s website, www.neuphoriatx.com.

Members of the committees are as follows:

Audit Committee: Alan Fisher (Chair), Miles Davies and Jane Ryan

Compensation Committee: Jane Ryan and Alan Fisher

Stock Incentive Plan

Neuphoria has adopted an incentive plan, the Neuphoria Therapeutics Inc. 2024 Equity Incentive Plan, which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Neuphoria has assumed Bionomics’ obligations with respect to the settlement of incentive options that were previously issued by Bionomics.

Indemnification Agreements

Neuphoria has entered into indemnification agreements with each of the directors and executive officers of Neuphoria. These agreements provide for the indemnification by Neuphoria of these persons against certain liabilities that may arise by reason of their status or service as a director or officer or in such other capacity and to advance expenses incurred as a result of certain proceedings, to the fullest extent provided by law.

The foregoing description of the indemnification agreements is qualified in its entirety by reference to the text of such agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Redomiciliation, the rights of our shareholders are no longer governed by Bionomics’ organizational documents and instead are now governed by Neuphoria’s Amended and Restated Certificate of Incorporation and its bylaws (the “Bylaws”), which are attached hereto as Exhibits 3.1 and 3.2 and incorporated herein by reference.

A summary of the material terms of the Amended and Restated Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Neuphoria has adopted a Code of Conduct (the “Code”), which applies to all directors, officers and employees of Neuphoria and its subsidiaries.

The foregoing description of the Code is qualified in its entirety by reference to the text of the Code, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and incorporated by reference to this Item 5.05. The Code will be made available on Neuphoria’s website at www.neuphoriatx.com.

Item 8.01 Other Events.

Press Release

On December 23, 2024 (U.S. time), Neuphoria issued a press release announcing the completion of the Redomiciliation and related information. A copy of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference to this Item 8.01.

Successor Issuer

Pursuant to Rule 12g-3(a) under the Exchange Act, Neuphoria is the successor issuer to Bionomics. As a result, Neuphoria’s shares of common stock are deemed to be registered under Section 12(b) of the Exchange Act and Neuphoria is subject to the periodic and current reporting requirements of the Exchange Act and the rules and regulations promulgated thereunder. Neuphoria hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Transfer Agent and Registrar

The transfer agent and registrar for Neuphoria’s shares of common stock is Computershare Trust Company, N.A. The transfer agent and registrar’s address is 150 Royall Street, Canton, Massachusetts 02021.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
2.1	Scheme Implementation Agreement, dated October 1, 2024, between Bionomics Limited and Neuphoria Therapeutics Inc.
2.2	Amending Agreement to Scheme Implementation Agreement, dated October 24, 2024, between Bionomics Limited and Neuphoria Therapeutics Inc.
3.1	Amended and Restated Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on October 3, 2024
3.2	Bylaws, dated August 2, 2024
10.1	Form of Indemnification Agreement
10.2	Neuphoria Therapeutics Inc. 2024 Equity Incentive Plan
14.1	Code of Conduct
99.1	Description of Capital Stock
99.2	Press release, dated December 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neuphoria Therapeutics Inc.

Date: December 23, 2024	/s/ Spyridon Papapetropoulos
Spyridon Papapetropoulos
Chief Executive Officer and President